TRANSAMERICA FUNDS

Supplement to the Currently Effective Retail, Class I2 and Advisor Class Prospectuses

and Summary Prospectuses

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Transamerica Event Driven

Effective immediately, the first five paragraphs of the “Principal Investment Strategies” section of the Prospectuses and Summary Prospectuses and the first five paragraphs of the “More on Each Fund’s Strategies and Investments – Transamerica Event Driven” section of the Prospectuses is replaced by the information below:

The fund’s sub-adviser, Advent Capital Management, LLC (the “sub-adviser”), normally invests the fund’s assets, directly or synthetically through derivatives, in securities of companies the sub-adviser believes are involved in a corporate or special situation event. Events may include, but are not limited to, stock repurchase programs, spinoffs, asset sales, restructurings, refinancings, mergers and acquisitions, earnings announcements, and investments driven by special features in bond indentures (such as ratchet clauses and poison puts). The sub-adviser may also invest in opportunities related to securities the sub-adviser believes are mispriced due to market volatility, the economic cycle or market liquidity. The fund may invest in a variety of securities within a company’s capital structure, including, but not limited to, debt instruments, convertible securities, preferred securities, equity securities and warrants. Such securities may be senior or subordinated securities.

The fund’s strategy normally employs a substantial amount of leverage. A large portion of the fund’s long investment exposure to a company’s securities may be acquired using borrowed money and/or established through total return swaps or other derivative instruments that have a leveraging effect on the fund. The fund may also take short positions which involve leverage.

The sub-adviser utilizes fundamental research to select investments and seeks to attain the most optimal implementation of its fundamental views in the current market environment through direct investments and/or synthetically through derivatives. In executing its strategy, the fund generally seeks to capture the price difference between a security’s current market price and the anticipated value to be delivered through the successful completion of an extraordinary corporate transaction or a unique event-driven opportunity. Intensive fundamental and security valuation analysis is applied by the sub-adviser in an effort to identify value and manage risk, as well as to calculate rates of return and monitor investment thesis progress. The fund will generally invest in transactions with identifiable time-frames and high expected returns.

To execute the fund’s strategy, the sub-adviser may take long or short positions in the securities of a company based on fundamental research or technical factors, which may include, but are not limited to, valuation, anticipated earnings releases, technical trading characteristics, and specific corporate events (such as strikes, contract awards, FDA approvals, new product announcements, industry dynamics, or the effects of news from a competitor).

The fund generally uses derivatives as part of the overall implementation of its strategy, and derivatives usage may be substantial. Such derivatives may include total return swaps, credit default swaps, interest rate swaps, forward currency contracts, options on securities and futures transactions. Derivatives may be used in different ways within the fund. For example, derivatives may be used as a substitute for a direct investment in stocks, bonds or convertible securities. Derivatives also may be used for speculative or hedging purposes. Derivatives used by the fund may involve leverage. The fund may also employ leverage by borrowing up to one-third of the fund’s total assets (including the amount borrowed) to purchase investments and for other purposes. The fund’s borrowings may be secured or unsecured.

When the fund borrows and/or uses derivatives with a leveraging effect, changes in the value of the fund’s investments will have a larger effect on its share price than if it did not borrow and/or use such derivatives. Other risks also are magnified. There are costs associated with borrowing (for example, interest payments, origination fees and related expenses) which may exceed the income or gains received from securities purchased with borrowed money, and investments purchased with borrowed money may be worth less than the money borrowed. The fund may have to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations to lenders or to comply with the borrowing restrictions imposed by applicable law.

Effective immediately, the risk entitled “New Fund” is removed from the “Principal Risks” section of the Prospectuses and Summary Prospectuses concerning the Fund.

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Investors Should Retain this Supplement for Future Reference

January 24, 2017